SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:         September 25,1997

ADVANTA Home Equity Loan Trust 1997-2

New York                   333-21265                       "Pending"

c/o ADVANTA Mortgage Corp., USA
Attn:  William P. Garland
16875 West Bernardo Drive
San Diego, Ca  92127

(619) 674-1800



Item 5.                 Other Events

Information relating to the distributions to Certificate holders for the August, 1997 Monthly Period of the Trust in respect of the Home Equity Loan Pass-Through Certificates, Series 1997-2
Class A (the "Certificates") issued by the Registrant and the performance of the Trust (including distributions of principal and interest, delinquent balances of Home Equity Loans, and the Subordinated amount remaining), together with certain other information relating to the certificates, is contained in the Monthly Report for the Monthly Period provided to certificateholders pursuant to the Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 1997 between ADVANTA Mortgage Corp.,
USA as Servicer, and Bankers Trust Company, as Trustee.


Item 7.                 Financial Statements, Exhibits

        Exhibit No.                     Exhibit

                     1. Monthly Report for the August, 1997 Monthly Period
                        relating to the Home Equity Loan Pass-Through Certificates Series 1997-2, Class A issued by the ADVANTA Home Equity Loan Trust 1997-2.


                                        EXHIBIT INDEX

Exhibit

   1.   Monthly Report for the August, 1997 Monthly
        Period relating to the Home Equity Loan Pass-Through
        Certificates, Series 1997-2, Class A issued by the
        ADVANTA Home Equity Loan Trust 1997-2.





                                        SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



ADVANTA Home Equity Loan Trust 1997-2

BY:     ADVANTA Mortgage Corp., USA




BY:     /s/ William P. Garland
        William P. Garland
        Senior Vice President
        Loan Service Administration



September 30, 1997

                                        EXHIBIT 1


        ADVANTA Mortgage Loan Trust 1997-2

                   Statement to Certificateholders

        Original        Prior
        Face            Principal
Class   Value           Balance         Interest        Principal      Total
A-1       165,800,000.00  158,738,161.71         899,516    4,767,802.5      5,667,318.78
A-2       109,900,000.00  109,900,000.00         645,662                        645,662.50
A-3         10,500,000.0    10,500,000.0           63,87                          63,875.00
A-4         44,445,000.0    44,445,000.0         281,485                        281,485.00
A-5         36,855,000.0    36,855,000.0         222,665                        222,665.63
A-6       280,000,000.00  273,199,962.06      1,379,773.    3,920,159.8      5,299,933.49
A-7IO                                            153,562                        153,562.50
M-1         13,650,000.0    13,650,000.0           85,88                          85,881.25
M-2         24,150,000.0    24,150,000.0         154,962                        154,962.50
B-1         14,700,000.0    14,700,000.0           98,61                          98,612.50
R                                                                                              -

Totals    700,000,000.00  686,138,123.77      3,985,996.    8,687,962.3    12,673,959.15

                                        Current         Pass-Through
        Realized        Deferred        Principal       Rates
Class   Losses          Interest        Balance         Current        Next
A-1                                       153,970,359.18      6.800000%       6.800000%
A-2                                       109,900,000.00      7.050000%       7.050000%
A-3                                         10,500,000.0      7.300000%       7.300000%
A-4                                         44,445,000.0      7.600000%       7.600000%
A-5                                         36,855,000.0      7.250000%       7.250000%
A-6                                       269,279,802.21      5.865000%       5.825000%
A-7IO                                                         5.000000%       5.000000%
M-1                                         13,650,000.0      7.550000%       7.550000%
M-2                                         24,150,000.0      7.700000%       7.700000%
B-1                                         14,700,000.0      8.050000%       8.050000%
R                                                             0.000000%       0.000000%

Totals                                    677,450,161.39

                        Prior                                                          Current
                        Principal                                                      Principal
Class   CUSIP           Balance         Interest        Principal      Total           Balance
A-1        00755WDD5          957.407489        5.425309      28.756348       34.181657     928.651141
A-2        00755WDE3                1000           5.875              0           5.875           1000
A-3        00755WDF0                1000        6.083333              0        6.083333           1000
A-4        00755WDG8                1000        6.333333              0        6.333333           1000
A-5        00755WDH6                1000        6.041667              0        6.041667           1000
A-6        00755WDJ2           975714150        4.927763      14.000571       18.928334     961.713579
A7-IO      00755WDK9                   0        0.219375              0        0.219375              0
M-1        00755WDL7                1000        6.291667              0        6.291667           1000
M-2        00755WDM5                1000        6.416667              0        6.416667           1000
B-1        00755WDN3                1000        6.708333              0        6.708333           1000
R                                      0               0              0               0              0

Delinquent Loan Information:
                                                        90+ Days       Loans           Loans
                        30-59           60-89           excldg f/c,REO in              in
                        Days            Days            & Bkrptcy      REO             Foreclosure
Group 1 Principal Balanc      9,966,647.      3,841,593.       396,784.                    1,005,121.1
        % of Pool Balanc        2.42406%        0.93434%       0.09650%        0.00000%       0.24446%
        Number of Loans              173              52              7               0             13
        % of Loans              2.59331%        0.77949%       0.10493%        0.00000%       0.19487%
Group 2 Principal Balanc      8,257,846.      3,419,318.       668,388.                    1,298,897.9
        % of Pool Balanc        3.03611%        1.25716%       0.25474%        0.00000%       0.47756%
        Number of Loans               92              39              8               0             14
        % of Loans              3.38111%        1.43330%       0.29401%        0.00000%       0.51452%

                                        Loans in Bankrup       Group 1            866,755.12
                                                               Group 2            696,050.69
                                                                               1,562,805.81

General Mortgage Loan Information:
                                                            Group I        Group II         Total
Beginning Aggregate Mortgage Loan Balance                  414,931,758.    275,015,311.   689,947,069.
Principal Reduction                                           3,776,228        3,027,79      6,804,028
Ending Aggregate Mortgage Loan Balance                   #############   271,987,511.12 #############

Beginning Aggregate Mortgage Loan Count                            6726            2747           9473
Ending Aggregate Mortgage Loan Count                               6671            2721           9392

Current Weighted Average Coupon Rate                         10.894761%      10.541075%     10.754244%
Next Weighted Average Coupon Rate                            10.891555%      10.595221%     10.753781%

Mortgage Loan Principal Reduction Information:
                                                            Group I        Group II         Total
Scheduled Principal                                              499,73           128,9         628,68
Curtailments                                                        3,7              2,            6,0
Prepayments                                                   3,272,773        2,896,56      6,169,340
Repurchases/Substitutions
Liquidation Proceeds
Other Principal

Less: Realized Losses
Less: Delinquent Principal not Advanced by Servicer

Total Principal Reduction                                     3,776,228        3,027,79      6,804,028

Servicer Information:
                                                            Group I        Group II         Total
Accrued Servicing Fee for the Current Period                     143,98            93,2         237,23
Less: Amounts to Cover Interest Shortfalls                                                         1,1
Less: Delinquent Service Fees                                      28,9            21,3           50,2
Collected Servicing Fees for Current Period:                     114,32            71,4         185,80

Advanced Principal                                                 32,7              4,           37,4
Advanced Interest                                                642,30           465,4      1,107,757

                        Other           Subordination
        Prepayment      Unscheduled     Increase        Applied        Realized Loss   Unpaid
        Principal       Principal       Principal       Realized Loss  Amortization    Realized Loss
Class   Distributed     Distributed     Distributed     Amount         Amount          Amount
A-1             3,272,77              3,           991,5
A-2
A-3
A-4
A-5
A-6             2,896,56              2,           892,3
A-7IO
M-1
M-2
B-1
R

Total           6,169,34              6,        1,883,93

                                             Prior                         Current         Target
             Has a           Senior        Overcolla-        Extra        Overcolla-     Overcolla-
          Trigger Even    Enhancement     Teralization     Principal     Teralization   Teralization
            Occurred       Percentage        Amount       Distributed       Amount         Amount
Group I        No             13.494935%        1,993,59         991,57        2,985,17    11,130,000.
Group II       No             N/A               1,815,34         892,35        2,707,70    11,200,000.

Total                                           3,808,94      1,883,933        5,692,87    22,330,000.

MISCELLANEOUS INFORMATION:
Class A-7IO Notional Balance                                36,855,000.00

Group II Insured Payment Included in amounts Distributed                      -



TOTAL AVAILABLE FUNDS:
        Current Interest Collected:                         5,024,950.99

        Principal Collected:                                6,766,587.98

        Insurance Proceeds Received:                                          -

        Net Liquidation Proceeds:                                             -

        Delinquency Advances on Mortgage Interest:          1,107,757.63

        Delinquency Advances on Mortgage Principal               37,440.94

        Substitution Amounts:                                                 -

        Trust Termination Proceeds:                                           -

        Investment Earnings on Certificate Account:              10,905.45

        Capitalized Interest Requirement:                                     -

        Pre-Funding Account:                                  N/A

        Sum of the Above Amounts:                                          12,947,642.99

LESS:

        Servicing Fees (including PPIS):                       237,237.00

        Dealer Reserve:                                                       -

        Trustee Fees:                                              5,030.86

        Insurance Premiums:                                      31,415.98

        Reimbursement of Delinquency Advances:                                -

        Reimbursements of Servicing Advances:                                 -

        Total Reductions to Available Funds Amount:                             273,683.84

        Total Available Funds:                                                           12,673,959.15